FOR IMMEDIATE RELEASE
              For more information, contact:
              Heathere Evans               Steve Smith
              Public Relations Manager     Director of Investor Relations
              303 414-5388                 303 414-5350
              heathere_evans@icgcomm.com   investor_relations@icgcomm.com


           ICG COMMUNICATIONS, INC. REPORTS SECOND QUARTER 1998 RESULTS:
                           49 Percent Improvement in EBITDA
                     51,302 New Local Dial Tone Lines In Service
           33 Percent Core Telecom Services' Gross Margin to Revenue Ratio

          ENGLEWOOD, CO. (JULY 28, 1998) - ICG Communications, Inc. (Nasdaq: ICGX) ("ICG") today reported that the second quarter of 1998 was the fourth consecutive quarter the company recorded EBITDA (earnings before interest, taxes, depreciation and amortization, and before nonrecurring charges) improvement, and the biggest sequential increase since the company's peak EBITDA deficit recorded last year. ICG's continued EBITDA improvement is primarily related to increases in local dial tone lines in service. At June 30, 1998, ICG had 237,458 local dial tone lines in service, an increase of 51,302 lines compared to March 31, 1998. Ninety-three percent of the second quarter lines installed were "on-switch."

          For the three months ended June 30, 1998, the company's EBITDA deficit improved $18.0 million, or 49 percent, when compared to the same period last year. ICG's EBITDA deficit for the current quarter was $18.5 million, compared to an EBITDA deficit of $36.5 million recorded for the second quarter of 1997.

          ICG also announced that for the three months ended June 30, 1998, its core telephone business unit's gross operating margin (revenue less operating costs) increased to $20.9 million, or
          32.6 percent of revenue, compared to a gross operating margin deficit of $0.6 million or a negative 1.8 percent of revenue for the same period in 1997. ICG's core telephone business is represented by its Telecom Services segment, excluding revenue derived from the company's majority owned subsidiary Zycom Corporation ("Zycom").

                                        -more-

                   ICG Communications, Inc. 161 Iverness Drive W.,
                      Englewood, Colorado 80112 (303) 414-5000

                                             ICG Netcom 2nd Quarter Results
                                                                   page -2-


          "It is exciting to see the execution of our core telephone business strategy translate into measurable gains toward profitability," said J. Shelby Bryan, ICG's president and chief executive officer. "The continued execution of our competitive
          local business strategy   delivering competitive
          telecommunications choices to our customers   is fundamental to
          reaching our goal of becoming EBITDA positive by the end of this year."


          TELECOM SERVICES (excluding Zycom):
          ($ in millions)
          -----------------------------------------------------------------
          THREE MONTHS
          ENDED         6/30/98 3/31/98  12/31/97 9/30/97  6/30/97 3/31/97
          -----------------------------------------------------------------
          Revenue        $64.2   58.5    47.7       36.5    34.4    30.7

          Operating
          costs          (43.3) (45.7)  (43.2)     (35.2)  (35.0)  (33.9)
          -----------------------------------------------------------------
          Gross margin    20.9   12.8     4.5        1.3    (0.6)   (3.2)

           % of revenue   32.6%  21.9%    9.4%       3.6%   (1.7%) (10.4%)

          Lines in
          service       237,458 186,156 141,035*  50,551   20,108  5,371
          -----------------------------------------------------------------
          * Includes 48,256 lines acquired.

          ICG also reported that it sold 52,234 dial tone lines for the three months ended June 30, 1998. ICG is marketing and selling competitive local dial tone services in its primary markets:
          California, Ohio, Colorado, its southeastern markets (Louisville, KY; Nashville, TN; Birmingham, AL; Charlotte, NC; and Atlanta,
          GA) and in Texas through its strategic alliance with CSW/ICG ChoiceCom L. P.

          REVENUE COMPONENTS:

          For the three months ended June 30, 1998, ICG had total revenue of $136.3 million, compared to $105.8 million for the second quarter of 1997, an increase of 28.8 percent. Consolidated revenue increased $10.6 million sequentially, compared to $125.7 million posted for the first quarter of 1998.

          Total Telecom Services revenue (including Zycom) increased $28.2 million, or 68.4 percent, to $69.5 million for the current quarter, compared to $41.2 million for the second quarter last year;

                                        -more-


                   ICG Communications, Inc. 161 Iverness Drive W.,
                      Englewood, Colorado 80112 (303) 414-5000

                                             ICG Netcom 2nd Quarter Results
                                                                   page -3-


          compared sequentially to the first quarter of 1998, this revenue increased $4.7 million, or 7.3 percent. Local switched services revenue for the three months ended June 30, 1998, was $29.5 million, an increase of $28.3 million compared to $1.2 million recorded for the same period in 1997, and compared to $23.1 million recorded for the prior quarter. Long distance revenue for the quarter ended June 30, 1998 was $5.8 million, an increase of $0.7 million compared to $5.1 million recorded in the first quarter of 1998. There is no comparable long distance revenue in 1997, as the company had not launched this service in the corresponding quarter last year. Special access service (dedicated transport) revenue was $17.5 million for the quarter ended June 30, 1998, an increase of 29.9 percent or $4.0 million over the same period last year.

          Telecom Services' local, long distance, and special access revenue, combined, were $52.8 million for the current quarter, compared to $44.3 million for the first quarter of 1998, a 19.2 percent sequential increase.

          Switched terminating access revenue decreased 42.2 percent, generating $11.4 million for the three months ended June 30, 1998, compared to $19.7 million for the corresponding period in 1997. When compared sequentially to the first quarter of 1998, switched terminating access revenue decreased 19.7 percent, or $2.8 million, compared to $14.2 million reported for the three months ended March 31, 1998. This decrease, as expected, was the result of the company's recent initiatives to raise prices and free up switch port capacity for higher margin dial tone product. The company anticipates further reductions in revenue derived from switched terminating access due to these initiatives.

          The company's enhanced services (Zycom) revenue decreased $1.6 million to $5.2 million for the quarter ended June 30, 1998, compared to $6.8 million reported for the same quarter in 1997. Zycom provides enhanced telecommunications services and a full range of inbound service bureau offerings through its "800/877/888/900" platform located in Reno, Nevada.

                                        -more-

                   ICG Communications, Inc. 161 Iverness Drive W.,
                      Englewood, Colorado 80112 (303) 414-5000

                                             ICG Netcom 2nd Quarter Results
                                                                   page -4-


          TELECOM SERVICES REVENUE COMPONENTS
          ($ IN MILLIONS)
          ------------------------------------------------------------
          THREE MONTHS ENDED              6/30/98  6/30/97   PERCENT
          ------------------------------------------------------------
          SWITCHED LOCAL                $29,507    1,170   2,422.0%
          ------------------------------------------------------------
          LONG DISTANCE                   5,761      --        N/A
          ------------------------------------------------------------
          SPECIAL ACCESS                 17,543   13,501    29.9%
          ------------------------------------------------------------
          SWITCHED TERMINATING ACCESS    11,404   19,743   (42.2%)
          ============================================================
               CORE TELECOM REVENUE      64,215   34,414    86.6%
          ------------------------------------------------------------
          ENHANCED (ZYCOM)                5,240    6,829   (23.3%)
          ------------------------------------------------------------
               TOTAL TELECOM REVENUE     69,455   41,243    68.4%
          ------------------------------------------------------------

          Netcom reported Internet services revenue of $40.4 million for the three months ended June 30, 1998, compared to $41.0 million reported for the same period last year. Netcom's higher margin business segment, related to Web hosting and dedicated services, recorded a revenue increase of $0.5 million to $8.0 million for the current quarter, compared to $7.5 million recorded for the three months ended March 31, 1998. This increase was directly attributable to growth in customers for these two business segments. Netcom provided Internet service to 18,638 business customers at June 30, 1998, compared to 14,976 business customers at March 31, 1998, a 24.5 percent sequential gain over the prior quarter.

          At the end of the second quarter 1998, Netcom provided Internet services to 511,806 subscribers, compared to 527,800 subscribers at the end of the first quarter of 1998. The decline in dial-up subscribers accounted for a $0.6 million reduction in Netcom's dial-up revenue which was $32.4 million for the second quarter of 1998, compared to $33.0 for the prior quarter. During the second quarter Netcom began marketing initiatives intended to stabilize and then grow its dial-up customer base.

                                        -more-

                   ICG Communications, Inc. 161 Iverness Drive W.,
                      Englewood, Colorado 80112 (303) 414-5000

                                             ICG Netcom 2nd Quarter Results
                                                                   page -5-


          ICG's Network Services revenue decreased $0.8 million to $14.8 million for the second quarter of 1998, compared to $15.6 million reported for the same quarter last year; however, when compared sequentially to the first quarter of 1998, Network Services revenue increased 29.1%, or $3.3 million.

          The company's Satellite Services business produced record revenue of $11.7 million for the quarter ended June 30, 1998, compared to $7.9 million reported for the second quarter last year. ICG recently announced an agreement to sell Satellite Services' Nova-Net Communications, Inc., (VSAT) and MarineSat Communications, Inc., (mobile satellite communications); these two subsidiaries generated $3.3 million in revenue for the three months ended June 30, 1998. Maritime Telecommunications Network, Inc. ("MTN"), which provides satellite communications for cruise ships, naval vessels and offshore platforms, remains an ICG Satellite Services, Inc. subsidiary.

          TOTAL OPERATING COSTS AND SG&A EXPENSES:

          Total operating costs for the quarter ended June 30, 1998 were $93.4 million, compared to $83.7 million recorded for the corresponding quarter last year. The increase in these costs was primarily attributable to the increase in local switched services and the addition of network operating costs which include engineering and operations personnel dedicated to the development and launch of local exchange services. Additionally, Netcom continued to experience increased transport costs due to initiatives related to the conversion from an analog to a digital based network, which produced certain duplicative costs during the period of conversion.

          Selling, general and administrative ("SG&A") expenses for the three months ended June 30, 1998 were $61.4 million, compared to $58.6 million reported for the same three-month period in 1997. As a percentage of total revenue, the company's SG&A expenses for the current reported quarter were 45.1 percent, compared to 48.6 percent for the prior quarter, and 55.4 percent for the second quarter of 1997.

                                        -more-

                   ICG Communications, Inc. 161 Iverness Drive W.,
                      Englewood, Colorado 80112 (303) 414-5000

                                             ICG Netcom 2nd Quarter Results
                                                                   page -6-


          ICG reclassified to SG&A expenses the amortization of Netcom's deferred advertising costs, which historically were presented in the company's depreciation and amortization expense, consistent with Netcom's historical financial statements. Based on the company's review of industry practice, and consultation with its external auditors, ICG believes that the amortization of deferred advertising costs is more appropriately included in S,G & A expenses.


          NET LOSSES:

          Depreciation and amortization for the three months ended June 30, 1998 was $30.7 million, an increase of $11.7 million compared to the same period in 1997. The increase in depreciation and amortization expense is primarily attributable to increased capital expenditures. Interest expense and interest income for the three months ended June 30, 1998 were $42.0 million and $9.5 million, respectively.

          ICG reported a net loss of $100.8 million for the three months ended June 30, 1998, compared to a net loss of $86.7 million recorded for the corresponding period in 1997. Loss per share for the quarters ended June 30, 1998 and 1997 were $2.25 and $2.06, respectively.

          The net loss for the three months ended June 30, 1998 includes $2.2 million in nonrecurring merger and restructuring expenses, and $3.2 million in nonrecurring legal settlement costs associated with Satellite Services' MTN subsidiary and Zycom.


          RESOURCES AND CAPITAL EXPENDITURES:

          ICG had $631.5 million in cash, cash equivalents and short-term investments at June 30, 1998. The company's capital expenditures for the three months and six months ended June 30, 1998 were $95.9 million and $173.1 million, respectively.


          OPERATIONS:

          At June 30, 1998, the company was co-located in 45 central ILEC offices, compared to 32 central

                                        -more-

                   ICG Communications, Inc. 161 Iverness Drive W.,
                      Englewood, Colorado 80112 (303) 414-5000

                                             ICG Netcom 2nd Quarter Results
                                                                   page -7-


          offices at the end of 1997. At June 30, 1998, ICG had 3,812 operational fiber route miles (with another 430 miles under construction), compared to 3,043 miles at December 31, 1997. ICG had 35 operational switches at the end of the second quarter of 1998, of which 20 were voice switches and 15 were data switches. The company also increased its buildings connected, reaching 4,398 buildings at the end of the current quarter.

          ICG's Internet business unit, Netcom, had 511,806 total subscribers at June 30, 1998, which generated an average monthly revenue per subscriber of $25.87 for the three months ended June 30, 1998.

          ABOUT ICG NETCOM:

          ICG Netcom is the brand name for products and services from ICG Communications, Inc. (NASDAQ: ICGX) and ICG's subsidiary, NETCOM On-Line Communication Services, Inc. The combined entity is a leading integrated communications provider (ICP) offering high-quality telecommunications services. Headquartered in Englewood, Colo., ICG has extensive switched fiber-optic networks and offers local, long distance and enhanced telephony and data services in California, Colorado, Ohio and parts of the southeastern United States. The company provides Internet communication solutions, connectivity and web site hosting to individuals and to small- and medium-sized businesses through its subsidiary, NETCOM On-Line Communication Services, Inc. ICG also is a leading designer and installer of copper, fiber and wireless infrastructure for buildings and campuses. At June 30, 1998, ICG had 3,089 full time employees.

                                         ###

          INFORMATION AND STATEMENTS CONTAINED IN THIS PRESS RELEASE CONTAIN, EXPRESSED OR IMPLIED, FORWARD-LOOKING DISCLOSURES THAT ARE BASED ON THE BELIEFS OF MANAGEMENT AS WELL AS ASSUMPTIONS MADE BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. THESE FORWARD-LOOKING STATEMENTS AND INFORMATION INVOLVE RISKS AND UNCERTAINTY, INCLUDING, BUT NOT LIMITED TO, FUTURE DEMAND FOR THE COMPANY'S SERVICES, GENERAL ECONOMIC CONDITIONS, GOVERNMENT REGULATIONS, COMPETITION AND CUSTOMER STRATEGIES, CAPITAL DEPLOYMENT, THE IMPACT OF PRICING AND OTHER RISKS AND UNCERTAINTIES. SHOULD ONE OR MORE OF THESE RISKS MATERIALIZE, OR SHOULD UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE DESCRIBED HEREIN AS ANTICIPATED, BELIEVED, ESTIMATED OR EXPECTED. THESE RISKS ARE DETAILED FROM TIME TO TIME IN VARIOUS REPORTS FILED BY ICG WITH THE SEC, INCLUDING FORM 10-K FILED BY ICG FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, FORM 10-Q FILED FOR THE QUARTER ENDED MARCH 31, 1998, AND FORM 10-Q TO BE FILED FOR THE CURRENT QUARTER ENDED JUNE 30, 1998.

          Attachments:   Key Operating Statistics
                         Consolidated Statements of Operations
                         Consolidated Balance Sheet


                   ICG Communications, Inc. 161 Iverness Drive W.,
                      Englewood, Colorado 80112 (303) 414-5000

                                             ICG Netcom 2nd Quarter Results
                                                                   page -8-





                               KEY OPERATING STATISTICS

    ---------------------------------------------------------------------------
               AS OF,
     TELECOM          JUNE 30,  MARCH 31, DEC. 31,  SEPT 30,  JUNE 30,   MARCH
      SERVICES          1998      1998      1997      1997      1997   31, 1997
    ---------------------------------------------------------------------------
     DIAL TONE LINES
      IN SERVICE        237,458   186,156   141,035    50,551  20,108    5,371
    ---------------------------------------------------------------------------
     FIBER ROUTE MILES
        Operational       3,812     3,194     3,043     3,021   2,898     2,483

        Under
        construction        430        --        --        --      --       --
    ---------------------------------------------------------------------------
     FIBER STRAND MILES
        Operational     124,642   118,074   111,435   109,510 101,788   83,334

        Under
        construction     11,102        --        --        --      --       --
    ---------------------------------------------------------------------------
     WIRELESS MILES         511       511       511       511     511      511
    ---------------------------------------------------------------------------
     BUILDINGS CONNECTED *

       On network           665       637       596       590     560      545

       Hybrid             3,733     3,294     1,725     1,726   1,704    1,550
                         -----------------------------------------------------
          Total
          buildings
          connected       4,398     3,931     2,321     2,316   2,264    2,095
    --------------------------------------------------------------------------
     CUSTOMER CIRCUITS
       IN SERVICE
       (VGEs)         1,250,479 1,171,801 1,111,697 1,006,916 917,656  816,238
    --------------------------------------------------------------------------
     SWITCHES

        Voice                20        20        19        18      17       16

        Data                 15        15        15        15      15       10
                         -----------------------------------------------------
          Total
          switches           35        35        34        33      32       26
    --------------------------------------------------------------------------
     SWITCHED MINUTES
       OF USE (MOU) (in
         millions)**        516       639       660       788     742      682
    --------------------------------------------------------------------------

     INTERNET
      SERVICES
    --------------------------------------------------------------------------
      WEB HOSTING/
       DEDICATED SUBS    18,638    14,976    12,275    10,630   9,070    6,724
    --------------------------------------------------------------------------
      AVE. MO.
       REVENUE PER
       SUB               $25.87     25.12     25.01     24.24   23.95    22.46
    --------------------------------------------------------------------------

     SATELLITE
       SERVICES
    --------------------------------------------------------------------------
     VSATs                  928       921       957       934     895      875
    --------------------------------------------------------------------------
     C-BAND
       INSTALLATIONS         66        59        57        54      57       57
    --------------------------------------------------------------------------
     L-BAND
       INSTALLATIONS      1,636     1,450     1,239       768     671      355
    --------------------------------------------------------------------------
     * Beginning in the first quarter of 1998, buildings connected represents both dial tone and special access connectivity.
     **   Based on three-month periods.


                   ICG Communications, Inc. 161 Iverness Drive W.,
                      Englewood, Colorado 80112 (303) 414-5000

                                             ICG Netcom 2nd Quarter Results
                                                                   page -9-
                                                   Press release attachment

          [ICG Netcom logo]
          CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
          ($ in thousands except per share data)

                                             Year-over-year comparison
                                         ---------------------------------

                                          THREE MONTHS ENDED,
                                          --------------------
           Revenue                       30-Jun-98   30-Jun-97   % Change
                                          --------   ---------  ----------

             Telecom services

               Switched local services   $ 29,507       1,170     2422.0%
               Long Distance                5,761           -          NA

               Switched terminating
                access                     11,404      19,743      (42.2%)
               Special access              17,543      13,501       29.9%
                                          -------     -------

                     Core Telecom
                      revenue              64,215      34,414       86.6%

               Enhanced (Zycom)             5,240       6,829      (23.3%)
                                          -------     -------
             Total Telecom services        69,455      41,243       68.4%

             Internet services (Netcom)    40,370      41,020       (1.6%)
             Network services (FOTI)       14,759      15,640       (5.6%)

             Satellite services            11,683       7,883       48.2%
                                          -------     -------

              TOTAL REVENUE               136,267     105,786       28.8%


           Operating costs
             Telecom services             (48,840)    (42,444)      15.1%

             Internet services (Netcom)   (26,052)    (23,957)       8.7%

             Network services (FOTI)      (12,590)    (12,883)      (2.3%)
             Satellite services            (5,869)     (4,366)      34.4%
                                          -------     -------

              Total operating costs       (93,351)    (83,650)      11.6%

           Selling, general and
            administrative                (61,444)    (58,636)       4.8%
                                          -------     -------

             EBITDA (before
              nonrecurring charges)       (18,528)    (36,500)     (49.2%)
           Depreciation and
            amortization                  (30,663)    (18,955)      61.8%

           Net gain (loss) on disposal
            of long-lived assets             (137)        256     (153.5%)

           Provision for impairment of
            long-lived assets                   -           -       NA
           Merger and restructuring
            costs                          (2,185)     (1,712)      27.6%
                                          -------     -------

             Operating loss               (51,513)    (56,911)      (9.5%)


           Interest expense               (41,991)    (28,451)      47.6%

           Interest income                  9,499       7,778       22.1%
           Other, net                      (3,224)        (43)    7397.7%
                                          -------     -------

           Loss before income taxes and
            minority interest             (87,229)    (77,627)      12.4%
           Income tax expense                 (12)         (6)     100.0%

           Minority interest &            (13,595)     (9,116)      49.1%
            preferred dividends on        -------
            preferred securities of
            subsidiaries

           Net loss                      (100,836)    (86,749)      16.2%
                                          =======     =======
           Loss per share - basic and
            diluted                         (2.25)     (2.06)        9.2%
                                          =======    ========

           Weighted average number of
            shares outstanding - basic
            and diluted                    44,865      42,122


                                               Sequential comparison
                                          --------------------------------

                                          THREE MONTHS ENDED,
                                          --------------------
           Revenue                       30-Jun-98   31-Mar-98   % Change
                                         ---------   ---------  ----------

             Telecom services
               Switched local services   $ 29,507      23,062       27.9%

               Long Distance                5,761       5,098       13.0%

               Switched terminating
                access                     11,404      14,200      (19.7%)
               Special access              17,543      16,127        8.8%
                                          -------     -------

                     Core Telecom
                      revenue              64,215      58,487        9.8%
               Enhanced (Zycom)             5,240       6,255      (16.2%)
                                          -------     -------

             Total Telecom services        69,455      64,742        7.3%

             Internet services (Netcom)    40,370      40,534       (0.4%)
             Network services (FOTI)       14,759      11,431       29.1%

             Satellite services            11,683       8,949       30.6%
                                          -------     -------
              TOTAL REVENUE               136,267     125,656        8.4%



           Operating costs
             Telecom services             (48,840)    (52,008)      (6.1%)

             Internet services (Netcom)   (26,052)    (25,654)       1.6%
             Network services (FOTI)      (12,590)    (10,865)      15.9%

             Satellite services            (5,869)     (4,992)      17.6%
                                          -------     -------

              Total operating costs       (93,351)    (93,519)      (0.2%)


           Selling, general and           (61,444)    (61,058)       0.6%
            administrative                -------     -------
             EBITDA (before
              nonrecurring charges)       (18,528)    (28,921)     (35.9%)

           Depreciation and
            amortization                  (30,663)    (20,967)      46.2%

           Net gain (loss) on disposal
            of long-lived assets             (137)       (505)     (72.9%)
           Provision for impairment of
            long-lived assets                   -      (1,860)    (100.0%)
           Merger and restructuring
            costs                          (2,185)     (7,746)     (71.8%)
                                          -------     -------

             Operating loss               (51,513)    (59,999)     (14.1%)


           Interest expense               (41,991)    (34,884)      20.4%

           Interest income                  9,499       6,649       42.9%
           Other, net                      (3,224)       (316)     920.3%
                                          -------     -------

           Loss before income taxes and
            minority interest             (87,229)    (88,550)      (1.5%)
           Income tax expense                 (12)        (13)      (7.7%)

           Minority interest &
            preferred dividends on
            preferred securities of
            subsidiaries                  (13,595)    (13,192)       3.1%
                                          -------     -------

           Net loss                      (100,836)   (101,755)      (0.9%)
                                          =======     =======
           Loss per share - basic and
            diluted                         (2.25)      (2.30)      (2.2%)
                                           =======     =======

           Weighted average number of
            shares outstanding - basic
            and diluted                    44,865      44,311


                                             ICG Netcom 2nd Quarter Results
                                                                  page -10-
                                                   Press release attachment

          [ICG Netcom logo]
          CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
          ($ in thousands except per share data)

                                           SIX MONTHS ENDED,
                                          --------------------

           Revenue                       30-Jun-98   30-Jun-97   % Change
                                         ---------   ---------  ----------

             Telecom services
               Switched local services   $ 52,569       1,170     4393.1%

               Long Distance               10,859           -          NA

               Switched terminating
                access                     25,604      38,344      (33.2%)

               Special access              33,670      25,580       31.6%
                                          -------     -------
                     Core Telecom
                      revenue             122,702      65,094       88.5%

               Enhanced (Zycom)            11,495      14,429      (20.3%)
                                          -------     -------

             Total Telecom services       134,197      79,523       68.8%
             Internet services (Netcom)    80,904      80,025        1.1%

             Network services (FOTI)       26,190      33,627      (22.1%)
             Satellite services            20,632      14,666       40.7%
                                          -------     -------

              TOTAL REVENUE               261,923     207,841       26.0%


           Operating costs

             Telecom services            (100,848)    (83,894)      20.2%
             Internet services (Netcom)   (51,706)    (47,337)       9.2%

             Network services (FOTI)      (23,455)    (27,418)     (14.5%)

             Satellite services           (10,861)     (7,953)      36.6%
                                          -------     -------
              Total operating costs      (186,870)   (166,602)      12.2%


           Selling, general and
            administrative               (122,502)   (112,252)       9.1%
                                          -------     -------

             EBITDA (before
              nonrecurring charges)       (47,449)    (71,013)     (33.2%)

           Depreciation and
            amortization                  (51,630)    (35,681)      44.7%
           Net gain (loss) on disposal
            of long-lived assets             (642)        897     (171.6%)

           Provision for impairment of
            long-lived assets              (1,860)          -           NA
           Merger and restructuring
            costs                          (9,931)     (1,712)     480.1%
                                          -------     -------

             Operating loss              (111,512)   (107,509)       3.7%

           Interest expense               (76,875)    (53,633)      43.3%

           Interest income                 16,148      13,876       16.4%
           Other, net                      (3,540)       (593)     497.0%
                                          -------     -------

           Loss before income taxes and
            minority interest            (175,779)   (147,859)      18.9%

           Income tax expense                 (25)        (13)      92.3%
           Minority interest &
            preferred dividends on
            preferred securities of
            subsidiaries                  (26,787)    (14,869)      80.2%
                                          -------     -------

           Net loss                      (202,591)   (162,741)      24.5%
                                          =======     =======
           Loss per share - basic and
            diluted                         (4.54)      (3.87)      17.3%
                                           =======     =======

           Weighted average number of
            shares outstanding - basic
            and diluted                    44,588      42,067



                                             ICG Netcom 2nd Quarter Results
                                                                  page -11-
                                                   Press release attachment

          [ICG Netcom logo]
          CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
          ($ in thousands except per share data)


                                               JUNE 30,      DECEMBER 31,
           ASSETS                                1998            1997
           ------------                       ----------     ------------
             Cash, cash equivalents and      $   631,494        294,483
              short-term investments

             Receivables, net                    106,534         81,118


             Property and equipment              998,615        860,495

              Accumulated depreciation          (203,914)      (155,383)
                                              ----------     ----------
                     Net property and
                      equipment                  794,701        705,112


             Goodwill, net                        74,398         77,562
             Deferred financing costs, net        38,481         23,196

             Restricted cash                      20,836         24,649

             Deposits and other assets, net       66,188         48,391
                                              ----------     ----------
                     Total assets              1,732,632      1,254,511
                                              ==========     ==========


           LIABILITIES AND STOCKHOLDERS'
            DEFICIT:
           -------------------------------

             Accounts payable and accrued
              liabilities                    $   145,897        120,354

             Capital leases                       72,762         78,617
             Debt                              1,513,740        892,352
                                              ----------     ----------

                     Total liabilities         1,732,399      1,091,323
                                              ----------     ----------
             Redeemable preferred
              securities of subsidiaries         442,437        420,171

             Stockholders' deficit:

              Common stock                           747            749
              Additional paid-in capital         550,989        533,541

              Accumulated deficit               (994,008)      (791,417)
              Accumulated other
               comprehensive income                   68            144
                                              ----------     ----------

                     Total stockholders'
                      deficit                   (442,204)      (256,983)

                                              ----------     ----------

                     Total liabilities and
                      stockholders' deficit  $ 1,732,632      1,254,511
                                              ==========     ==========